RESIDENTIAL FUNDING CORPORATION        COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
RAMP 2002-RZ2
________________________________________________________________________________



--------------------------------------------------------------------------------
                        NEW ISSUE COMPUTATIONAL MATERIALS
--------------------------------------------------------------------------------



                                    GMAC RFC


--------------------------------------------------------------------------------
                           $365,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           RAMP SERIES 2002-RZ2 TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    RESIDENTIAL ASSET MORTGAGE PRODUCT, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                           SELLER AND MASTER SERVICER
--------------------------------------------------------------------------------

       The following is a preliminary Term Sheet. All terms and statements are subject to change.


                              GMAC RFC SECURITIES
                                 AS UNDERWRITER


    Any transactions in the certificates will be effected through Residential
                        Funding Securities Corporation.


                                   MAY 7, 2002

________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING CORPORATION        COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
RAMP 2002-RZ2
________________________________________________________________________________





STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.



________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING CORPORATION        COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
RAMP 2002-RZ2
________________________________________________________________________________


--------------------------------------------------------------------------------
                        CERTIFICATE SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------

                                            TO 10% CALL

% OF PREPAYMENT ASSUMPTION:    0%        50%          75%         100%         125%        150%

CLASS A-1
AVG. LIFE (YRS)             12.01        1.56        1.12         0.90         0.76        0.67
WINDOW (MOS)                1-231        1-37        1-26         1-20         1-17        1-14
EXPECTED FINAL MAT.        8/25/21     6/25/05      7/25/04      1/25/04     10/25/03     7/25/03

CLASS A-2
AVG. LIFE (YRS)             20.94        3.84        2.61         2.00         1.64        1.39
WINDOW (MOS)               231-269      37-56        26-37        20-29       17-23        14-20
EXPECTED FINAL MAT.       10/25/24     1/25/07      6/25/05     10/25/04     4/25/04      1/25/04

CLASS A-3
AVG. LIFE (YRS)             24.49        6.44        4.08         3.01         2.37        1.98
WINDOW (MOS)               269-316      56-113       37-65        29-47       23-35        20-29
EXPECTED FINAL MAT.        9/25/28     10/25/11    10/25/07      4/25/06     4/25/05     10/25/04

CLASS A-4
AVG. LIFE (YRS)             27.35       12.34        7.63         5.01         3.75        2.81
WINDOW (MOS)               316-340     113-186      65-130        47-79       35-57        29-45
EXPECTED FINAL MAT.        9/25/30     11/25/17     3/25/13     12/25/08     2/25/07      2/25/06

CLASS A-5
AVG. LIFE (YRS)             28.62       16.90        12.06        8.82         6.32        4.84
WINDOW (MOS)               340-344     186-205      130-147      79-111       57-87        45-72
EXPECTED FINAL MAT.        1/25/31     6/25/19      8/25/14      8/25/11     8/25/09      5/25/08

CLASS A-6
AVG. LIFE (YRS)             15.23        8.06        7.18         6.62         6.07        5.44
WINDOW (MOS)               37-344       37-205      37-147       37-111       39-87        42-72
EXPECTED FINAL MAT.        1/25/31     6/25/19      8/25/14      8/25/11     8/25/09      5/25/08

CLASS M-1
AVG. LIFE (YRS)             26.40       11.62        8.12         6.11         4.92        4.29
WINDOW (MOS)               269-344      70-205      48-147       37-111       38-87        39-72
EXPECTED FINAL MAT.        1/25/31     6/25/19      8/25/14      8/25/11     8/25/09      5/25/08

CLASS M-2
AVG. LIFE (YRS)             26.40       11.62        8.12         6.11         4.91        4.23
WINDOW (MOS)               269-344      70-205      48-147       37-111       37-87        38-72
EXPECTED FINAL MAT.        1/25/31     6/25/19      8/25/14      8/25/11     8/25/09      5/25/08

CLASS M-3
AVG. LIFE (YRS)             26.23       11.07        7.69         5.78         4.65        3.98
WINDOW (MOS)               269-344      70-205      48-147       37-111       37-87        37-72
EXPECTED FINAL MAT.        1/25/31     6/25/19      8/25/14      8/25/11     8/25/09      5/25/08


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING CORPORATION        COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
RAMP 2002-RZ2
________________________________________________________________________________



--------------------------------------------------------------------------------
                           CERTIFICATES SENSITIVITY ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------

                                            TO MATURITY

% OF PREPAYMENT ASSUMPTION:    0%        50%          75%         100%         125%        150%

CLASS A-5
AVG. LIFE (YRS)             29.07       20.52        15.24        11.31        8.06        5.57
WINDOW (MOS)               340-357     186-340      130-294      79-237       57-190      45-158
EXPECTED FINAL MAT.        2/25/32     9/25/30     11/25/26      2/25/22     3/25/18      7/25/15

CLASS A-6
AVG. LIFE (YRS)             15.23        8.07        7.22         6.72         6.47        6.37
WINDOW (MOS)               37-355       37-338      37-292       37-235       39-188      42-155
EXPECTED FINAL MAT.       12/25/31     7/25/30      9/25/26     12/25/21     1/25/18      4/25/15

CLASS M-1
AVG. LIFE (YRS)             26.51       12.43        8.79         6.65         5.37        4.65
WINDOW (MOS)               269-355      70-300      48-232       37-179       38-144      39-118
EXPECTED FINAL MAT.       12/25/31     5/25/27      9/25/21      4/25/17     5/25/14      3/25/12

CLASS M-2
AVG. LIFE (YRS)             26.49       12.25        8.61         6.51         5.24        4.48
WINDOW (MOS)               269-353      70-278      48-208       37-161       37-128      38-104
EXPECTED FINAL MAT.       10/25/31     7/25/25      9/25/19     10/25/15     1/25/13      1/25/11

CLASS M-3
AVG. LIFE (YRS)             26.24       11.17        7.77         5.84         4.70        4.01
WINDOW (MOS)               269-349      70-234      48-170       37-129       37-102       37-83
EXPECTED FINAL MAT.        6/25/31     11/25/21     7/25/16      2/25/13     11/25/10     4/25/09


________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING CORPORATION        COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
RAMP 2002-RZ2
________________________________________________________________________________



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


--------------------------------------------------------
CURRENT PRINCIPAL BALANCE             $312,067,911.65(1)
(AS OF 5/1/02)

Loan Count                                       2,128
Average Current Principal Balance          $146,648.45
Current Principal Balance ($)
           22,650  -   100,000                   14.82%
          100,001  -   200,000                   50.40%
          200,001  -   300,000                   25.07%
          300,001  -   400,000                    7.63%
          400,001  -   500,000                    0.99%
          500,001  -   600,000                    0.70%
          600,001  -   620,000                    0.40%

--------------------------------------------------------

WA MORTGAGE RATE                                 9.168%

Range of Mortgage Rates (%)              7.250%-12.500%
            6.000  -   6.499                      0.00%
            7.000  -   7.499                      0.08%
            7.500  -   7.999                      4.69%
            8.000  -   8.499                     13.55%
            8.500  -   8.999                     31.10%
            9.000  -   9.499                     19.12%
            9.500  -   9.999                     13.59%
           10.000  -   10.499                     6.69%
           10.500  -   10.999                     7.18%
           11.000  -   11.499                     2.59%
           11.500  -   11.999                     1.09%
           12.000  -   12.499                     0.31%
           12.500  -   12.500                     0.02%

--------------------------------------------------------

WA AGE (MONTHS)                                      2

WA Original Term to Maturity (months)              351
WA Remaining to Maturity Term (months)             349

--------------------------------------------------------

Balloon / Fully Amortizing                 4.24%/95.76%
First Lien                                      100.00%
WA Debt-to-Income Ratio                          39.56%

--------------------------------------------------------

WA CREDIT SCORE                                    704

Range of Credit Scores                         580-820
              580  -   599                        2.07%
              600  -   619                        5.60%
              620  -   639                        8.96%
              640  -   659                        6.63%
              660  -   679                        6.26%
              680  -   699                       13.31%
              700  -   719                        9.25%
              720  -   739                       18.22%
              740  -   759                       14.07%
              760  -   779                       10.56%
              780  -   799                        4.59%
              800  -   820                        0.46%

--------------------------------------------------------

(1) As of the Statistical Calculation Date.



________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING CORPORATION        COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
RAMP 2002-RZ2
________________________________________________________________________________



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------



--------------------------------------------------------

WA ORIGINAL LTV                                 102.22%
Range of Original LTV (%)                90.00%-107.00%
          90.00  -   90.00                        0.07%
          90.01  -   95.00                        7.30%
          95.01  -   100.00                      33.74%
         100.01  -   101.00                       0.93%
         101.01  -   102.00                       2.70%
         102.01  -   103.00                      25.44%
         103.01  -   104.00                       3.55%
         104.01  -   105.00                       2.87%
         105.01  -   106.00                       3.46%
         106.01  -   107.00                      19.94%

--------------------------------------------------------

 CREDIT GRADE
 A1                                              46.73%
 A2                                              21.87%
 A3                                              12.29%
 A4                                              13.99%
 AX                                               2.51%
 AM                                               2.61%

--------------------------------------------------------

PROPERTY TYPE
Single-family detached                           74.60%
Planned Unit Developments (detached)             12.35%
Condo Low-Rise (less than 5 stories)              8.62%
Planned Unit Developments (attached)              3.34%
Townhouse                                         1.08%
Leasehold                                         0.02%

--------------------------------------------------------

OCCUPANCY STATUS
Owner Occupied                                   95.47%
Non-Owner Occupied                                4.53%

--------------------------------------------------------

DOCUMENTATION
Full Documentation                               83.10%
Limited Documentation                            16.67%
Other                                             0.23%

--------------------------------------------------------

LOAN PURPOSE
Equity Refinance                                 15.91%
Purchase                                         77.19%
Rate/Term Refinance                               6.91%

--------------------------------------------------------

PREPAYMENT PENALTY TERM
None                                             47.17%
12 months                                         4.31%
24 months                                         1.15%
36 months                                        43.29%
48 months                                         0.94%
60 months                                         3.15%
GEOGRAPHIC CONCENTRATION (>= 5%)
                                              27.16% CA
                                               6.27% FL
                                               5.00% TX

--------------------------------------------------------



________________________________________________________________________________
This Information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER